Exhibit 10.1

                                 LOAN AGREEMENT

         This LOAN AGREEMENT (this "Agreement"), dated as of March 22, 2005, is made by and between Shlomie Morgenstern, an individual with an address at 200 Route 17 South, Mahwah, New Jersey ("Lender"), and Databit, Inc., a Delaware corporation ("Databit").

         WHEREAS, Databit requires additional working capital to enable it to purchase inventory for sale to customers;

         WHEREAS, Databit and its parent company, Data Systems & Software Inc. ("DSSI"), have previously endeavored to obtaining financing from banks and finance companies and have been unable to obtain such financing; and

         WHEREAS, Lender, President and Chief Executive Officer and director of Databit, is willing to make one or more advances to Databit up to an aggregate of $500,000, subject to the terms and conditions of this Agreement.

         In consideration of the foregoing and the covenants and conditions set forth herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Credit Line.

         (a) Borrowings. Subject to the terms and conditions set forth herein,
(i) Lender shall upon and concurrently with the execution of this Agreement make an advance to Databit in the amount of $250,000 (the "Initial Loan") and (ii) Lender may, upon request of Databit, make available to Databit prior to the Maturity Date (as defined below), at Lender's sole discretion, one or more additional advances up to an aggregate additional principal amount not to exceed $250,000 (the "Additional Loans"; and together with the Initial Loan, the "Loans"). Databit shall use the proceeds from the Loans solely for purchase of equipment and software for sale to customers.

         (b) Maturity Date. The principal amount of the Initial Loan and any Additional Loans shall be due and payable thirty days after the date of the drawdown (the "Maturity Date"), which date may be extended until the earlier of
(i) 60 days from the respective Maturity Date or (ii) to August 31, 2005 (the "Final Maturity Date") upon the written notice thereof delivered by Databit to Lender.

         2. Note. All Loans shall be evidenced by a promissory note of Databit in the form of Exhibit A attached hereto (the "Note"). Lender is hereby authorized to endorse the date and amount of each drawdown of each Loan and the amount of each payment of principal and interest on the Loans on the schedule annexed to and constituting a part of the Note which endorsement, together with evidence of payment shall constitute prima facie evidence, absent demonstrated error, of the accuracy of such information so endorsed. In lieu of endorsing such schedule as hereinabove provided, Lender may record such transactions on its books and records and such books and records, together with evidence of payment shall constitute prima facie evidence, absent demonstrated error, of the accuracy of the information contained therein. Failure by Lender, in either case, to make such endorsement or recordation or any error with respect thereto, shall not affect the obligations and liabilities of Databit under this Agreement or under the Note.

          3. Interest Rate. Databit shall pay interest on the outstanding unpaid principal amount of the Loans from the date of drawdown of each Loan until its Maturity Date at a floating rate per annum which, subject to the terms hereof, shall be equal to the rate listed in the Wall Street Journal as the prime rate, plus 3% (the "Interest Rate").
..
         4. Payments and Interest.

         (a) Pre-Payments. Prior to a Maturity Date, Databit may pre-pay, in whole or in part, all or any portion of the Loans (together with interest accrued thereon) without penalty or premium; provided, however, that the Loans, together with the interest accrued thereon, shall be repaid by Databit in full no later than the Final Maturity Date.

         (b) Computation of Interest. Interest on the Loans shall be computed on the basis of a year of 365 days, for the actual number of days elapsed and the rate shall be adjusted daily to reflect changes in the prime rate.

         (c) Payments. All payments to be made hereunder shall be made in immediately available funds in United States Dollars, by check to Lender at the address set forth in Section 10 hereof, or by wire transfer to the account of Lender at such bank as Lender shall notify Databit in writing. If the date for any payment due hereunder would otherwise fall on a Saturday, Sunday or legal bank holiday in the State of New York, such payment shall be extended to the next following business day with interest payable at the applicable rate specified herein during such extension.

         (f) Full Recourse Obligation. Repayment of the outstanding balance of the principal of, and the accrued interest on, the Loans shall be a full-recourse obligation of Databit.

         (g) Guarantee and Security. The Loans will be (i) guaranteed by DSSI pursuant to a Guarantee (as defined in Section 6 hereof), and (ii) secured by the inventory and accounts receivable of Databit pursuant to the Security Agreement (as defined in Section 6 hereof).

         5. Borrowing Procedures for Additional Loans. Databit may from time to time request that Lender make one or more Additional Loans. Such request shall be made in writing and shall specify (i) the funding date of the requested Additional Loan, which shall be a business day, (ii) the amount of the Additional Loan. Such request shall hereinafter be referred to as a "Request for Borrowing". No Request for Borrowing shall be made on or after June 30, 2005. Upon receipt of the Request for Borrowing, Lender shall promptly notify Databit in writing whether or not the Additional Loan will be made pursuant to the Request for Borrowing. The Request for Borrowing shall be revocable at any time prior to such notification by Lender.

         6. Conditions to the Initial Loan and any Additional Loan(s).

         (a) The Initial Loan. Lender shall make the Initial Loan upon receipt of (i) the Note dated the date hereof executed by Databit, (ii) a Security Agreement, dated the date hereof, substantially in the form of Exhibit B attached hereto (the "Security Agreement") executed by Databit, and (iii) an executed guarantee substantially in the form of Exhibit C attached hereto (the "Guarantee"), executed by DSSI.

         (b) All Additional Loans. All Additional Loans shall be made at the sole discretion of the Lender and Databit acknowledges that it shall have no reasonable basis for relying on the availability of any Additional Loan unless and until such Additional Loan has been made.

         7. Remedies.

         (a) Upon the occurrence of an Insolvency Event (as defined below) or an Event of Default (as defined below) by Databit and at any time thereafter, Lender may at any time declare all obligations and liabilities of Databit hereunder then outstanding immediately due and payable, and Lender's commitment to make any Additional Loans shall be terminated, whereupon all Loans shall immediately become due and payable and terminated without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Databit.

         (b) As used herein, an "Insolvency Event" shall mean that Databit shall suspend or discontinue its business, or shall make an assignment for the benefit of, or composition with, creditors, or shall become insolvent or be unable (or admit in writing its inability) or generally fail to pay its debts when due, or becomes in any jurisdiction a party or subject to (voluntarily or involuntarily) any liquidation or dissolution action or proceeding, or any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors is commenced with respect to it, or a receiver, liquidator, custodian or trustee shall be appointed for it, or a substantial part of its assets (and with respect to any involuntary action or proceeding, an order entered in the proceeding is not dismissed within 30 days) or it shall take any action to effect or which indicates its acquiescence in any of the foregoing.

         (c) As used herein, "Event of Default" shall mean the lapse of 10 days after written notice by Lender to Databit of (i) Databit's failure to make timely payment of any amounts due and payable under the Loans, (ii) Databit's breach of a representation, warranty or covenant set forth in this Agreement, the Note, the Security Agreement, a Request for Borrowing, or any other agreements, certificates or instruments entered into or delivered from time to time in connection herewith and therewith (the "Financing Documents"), (iii) any money judgment in excess of $15,000 shall be entered against Databit and shall not have been paid or bonded within 10 days.

         8. Representations and Warranties of Databit. Databit hereby represents and warrants to Lender that (i) Databit is duly incorporated, validly existing and in good standing in the State of Delaware, and is duly qualified to do business in the State of New York, (ii) this Agreement has been duly authorized, executed and delivered by Databit, and constitutes Databit's valid and legally binding obligation, enforceable against Databit in accordance with its terms,
(iii) Databit is not in breach of any material agreement to which it is a party,
(iv) Databit is not a defendant in any material litigation, and (v) Databit has conducted its business in compliance with applicable laws. The statements set forth in any Request for Borrowing, or in any certificate or instrument included in the Financing Documents delivered by Databit to Lender from time to time shall be deemed to be representations and warranties on the part of Databit.

         9. Covenants. So long as this Agreement shall be in effect, and so long as any amounts shall be outstanding hereunder, Databit shall conduct its business in the usual and ordinary course, in compliance with applicable laws; maintain its corporate existence and qualifications; and maintain at all times true and complete books, records and accounts in accordance with generally accepted accounting principles applied on a consistent basis.

         10. Miscellaneous.

         (a) No Waiver. No failure or delay on the part of Lender in exercising any right, power or privilege hereunder and no course of dealing between the parties shall operate as a waiver therefor, nor preclude the ability of Lender to insist at any future time on strict performance of the same or any other provision, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other rights or remedies which Lender would otherwise have. No notice to or demand on Databit in any case shall entitle Databit to any other or future notice or demand in similar or other circumstances or constitute the waiver of the rights of Lender to any other or future action in any circumstances.

         (b) Maximum Interest Rate. It is the express intention of Lender and Databit that nothing contained in this Agreement or in the Note shall require Databit to pay any interest (before or after an Insolvency Event, an Event of Default, as scheduled, compounded, or otherwise accrued or charged) on any of the Loans at a rate exceeding the maximum permissible rate (which means the rate that if exceeded could, under applicable law, result in civil or criminal penalties being imposed on Lender or result in Lender being unable to enforce payment or repayment of all or part of the principal of, or the interest due or to become due on such Loans). If Databit should pay or Lender should collect or receive any interest in excess of the rate specified in the preceding sentence, such payment shall be deemed to be the property of Databit in all regards, and shall be held in trust by Lender for the benefit of Databit, and shall be repaid to Databit with interest accrued thereon from the date of receipt by Lender to the date of repayment to Databit, at the overnight federal funds rate as determined by Lender.

         (c) Successors and Assigns. Neither party may assign or transfer this Agreement or any of its rights and obligations hereunder without the prior written consent of the other party. Any attempted assignment or transfer without such prior consent shall be void and without effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, after the occurrence of an Event of Default or an Insolvency Event, Lender shall have the right to assign, transfer and endorse over the Note to any third party whatsoever, who shall thereupon have all of the rights, powers and privileges with regard to the Note as Lender has hereunder.

         (d) Notices. All notices, consents or other communications (each being a "Notice") to either party under this Agreement shall be in writing and shall be deemed to be sufficiently given (i) if delivered by overnight courier, in which case the Notice shall be deemed to have been received one business day after the sending thereof, (ii) if delivered in person, against receipt, to a representative of such party, in which case the Notice shall be deemed to have been received on the date of delivery thereof, or (iii) if sent by confirmed telecopier to such party, in which case the Notice shall be deemed to have been received on the date of delivery if delivered during the recipient's normal business hours, and if not so delivered shall be deemed to have been received on the business day following the sending thereof, in each case addressed as follows:

         (i) If to Databit, to it at:

                  200 Route 17 South
                  Mahwah, New Jersey 07430
                  Attn: Neil Fogel, Director of Finance
                  Fax: 201-529-3163

         (ii) if to Lender, to him at:

                  200 Route 17 South
                  Mahwah, New Jersey  07430
                  Fax: 201-529-3163


or to such other address as the party to whom Notice is to be given may have furnished to the other party in accordance with the terms hereof.

         (e) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any previous agreement or understanding between the parties, whether written or oral.

         (f) Amendments and Waivers. This Agreement may not be amended except by a written instrument signed by the parties hereto. No waiver or release of any provision of this Agreement shall be effective unless made in writing by the party against which the same is to be enforced, and no such waiver or release shall extend to anything other than the specific subject matter thereof.

         (g) Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent in any jurisdiction, such invalidity or unenforceability shall attach only to such provision (or such portion thereof, if less than the full provision) in such jurisdiction and shall not in any manner affect such provision or render it invalid or unenforceable in any other jurisdiction or affect any other provision of this Agreement in any jurisdiction.

         (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         (j) Descriptive Headings. The descriptive headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


                        [Signatures appear on next page]

         IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first above written.


                               /s/ SHLOMIE MORGENSTERN
                               -----------------------
                               Shlomie Morgenstern


                               DATABIT, INC.


                               By: /s/ ALICE KNOLL
                               -----------------------
                               Name: Alice Knoll
                               Title: Treasurer


AGREED AS TO SECTIONS 4(g) AND 10 ONLY:

DATA SYSTEMS & SOFTWARE INC.


By: /s/ YACOV KAUFMAN
-------------------------------
Name:  Yacov Kaufman
Title:  Chief Financial Officer

                            EXHIBIT A - FORM OF NOTE

                                 PROMISSORY NOTE

                                                              Mahwah, New Jersey
                                                                  March 22, 2005

         FOR VALUE RECEIVED, the undersigned, DATABIT, INC. (the "Borrower") hereby unconditionally promises to pay to SHLOMIE MORGENSTERN (the "Lender") at the Lender's offices located at 200 Route 17 South, Mahwah, New Jersey 07430 or, at the Lender's option, at such other place as may be designated from time to time by the Lender, on the Maturity Date, the principal sum of Five Hundred Thousand Dollars ($500,000.00) or, if less, the unpaid principal amount of all Loans, in accordance with the terms of the Loan Agreement (as defined below).

         This Note evidences the Loans and is the Note referred to in, and is entitled to the benefits and subject to the terms and conditions of, the Loan Agreement dated the date hereof (the "Loan Agreement") among the Borrower and the Lender.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         This Note shall bear interest on the unpaid outstanding principal amount of Loans evidenced hereby, at a fluctuating rate per annum equal to the rate listed in the Wall Street Journal as the prime rate, plus 3% (the "Interest Rate").

         Interest will be calculated based on a year of 365 days for the actual number of days elapsed and the rate shall be adjusted daily to reflect changes in the prime rate. Payment of all accrued and unpaid interest shall be due and payable on the respective Maturity Date on which the entire outstanding principal amount of a Loan shall be due and payable.

         The date and amount of each Loan shall be set forth and entered in the Lender's books and records and/or endorsed by the Lender on the grid attached to and made a part of this Note. The treatment of such recordation and endorsement is set forth in the Loan Agreement.

         If an Event of Default or an Insolvency Event on the part of the Borrower shall occur, the principal of, accrued interest on and all other amounts due under this Note may be declared to be immediately due and payable, in the manner set forth in and pursuant to the terms and conditions of the Loan Agreement.

         The Borrower shall have the right to repay at any time, without premium or penalty, all or any portion of the principal indebtedness evidenced by this Note, together with accrued interest on the principal so prepaid to the date of such prepayment.

         No failure by the Lender hereof to exercise, and no delay in exercising, any right or remedy hereunder precludes any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender as herein specified are cumulative and not exclusive or any other rights of remedies which such holder may otherwise have.

         No rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Borrower and the Lender.

         It is the express intention of the Lender and the Borrower that nothing contained in this Note shall require Databit to pay any interest (before or after an Insolvency Event, an Event of Default, as scheduled, compounded, or otherwise accrued or charged) on any of the Loans at a rate exceeding the maximum permissible rate (which means the rate that if exceeded could, under applicable law, result in civil or criminal penalties being imposed on Lender or result in Lender being unable to enforce payment or repayment of all or part of the principal of, or the interest due or to become due on such Loans). If the Borrower should pay, or Lender should collect or receive any interest in excess of the rate specified in the preceding sentence, such payment shall be deemed to be the property of the Borrower in all regards, and shall be held in trust by Lender for the benefit of the Borrower, and shall be repaid to the Borrower with interest accrued thereon from the date of receipt by Lender to the date of repayment to the Borrower, at the overnight Federal federal funds rate as determined by Lender.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Note may not be assigned by the Borrower and shall be binding upon the successors and assigns of the Borrower and inure to the benefit of the Lender and his successors, endorsees and assigns.

         The Borrower agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, attorneys' fees and disbursements incurred in connection therewith, to the extent permitted by law.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                                     DATABIT, INC.


                                                     By:________________________
                                                     Name:  Alice Knoll
                                                     Title:    Treasurer

ACKNOWLEDGED:
DATA SYSTEMS & SOFTWARE INC.


---------------------------------------------------
Name:  Yacov Kaufman
Title:  Vice President and Chief Financial Officer

                                  GRID TO NOTE
                                       OF
                                  DATABIT, INC.

------------------- ---------------- -------------------------- ------------------- --------------------------
                                                                                      Aggregate Outstanding
       Date            Drawdown           Principal Paid          Interest Paid             Principal
------------------- ---------------- -------------------------- ------------------- --------------------------
3/22/05             $250,000
------------------- ---------------- -------------------------- ------------------- --------------------------

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

                     EXHIBIT B - FORM OF SECURITY AGREEMENT


                               SECURITY AGREEMENT

         This SECURITY AGREEMENT, dated as of March 22, 2005 ("Security Agreement"), is made by and between Shlomie Morgenstern (the "Secured Party") and Databit, Inc., a Delaware corporation, with a principal place of business at 200 Route 17, Mahwah, New Jersey 07430 (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Loan Agreement dated today's date between the parties hereto (the "Loan Agreement") the Secured Party has agreed to make an initial loan in the principal amount of $250,000 and may from time to time make $250,000 of additional loans up to an aggregate of $500,000 in Loans to the Borrower (hereinafter the "Loans");

         WHEREAS, the Loans are to be evidenced by the Note (hereinafter the "Note");

         WHEREAS, it is a condition precedent to the Loan Agreement and to the Secured Party making the Loans, that this Security Agreement be executed by the Borrower and duly delivered to the Secured Party; and

         WHEREAS, the Secured Party will derive substantial direct and indirect benefit from the Loans:

         NOW, THEREFORE, in consideration of the foregoing and to induce the Secured Party to make the Loans to the Borrower evidenced by the Note, the Borrower hereby agrees with the Secured Party as follows:

         SECTION I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meaning given thereto in the Loan Agreement, and the following terms shall have the following meanings:

         "Collateral" shall mean and include all of the Borrower's right, title and interest in and to the following property of Borrower whether now or hereafter existing, tangible and intangible, now owned or hereafter acquired and wherever located:

            (a) all accounts, instruments, documents, notes, claims, contract rights, deposit accounts, inventory (including, but not limited to, finished goods, returned goods, goods held for display or demonstration or out on lease or consignment, in transit goods, goods under letters of credit or trust receipts, and bill and hold goods), demands and the proceeds (including any insurance proceeds), products and accessions of and to any thereof; and

            (b) all books and records pertaining to all of the foregoing, all of which are and shall at all times remain, free and clear of all Liens (as defined herein).

            Notwithstanding the foregoing, the term "Collateral" shall exclude any of the foregoing in which the Borrower is contractually precluded from granting a security interest.

         "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         "Obligations" shall mean the unpaid principal of and interest on the Note and all other obligations and liabilities of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, this Security Agreement, the Loan Agreement, or otherwise.


         "Security Interest" shall have the meaning set forth in Section 2(b).

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

         SECTION 2. Grant of Security Interest. (a) In order to secure the prompt performance and indefeasible payment of the Obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby grants to the Secured Party a first, prior, continuing security interest in all of the Collateral.

            (b) The security interest granted pursuant to this Section 2 (the "Security Interest") is granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower under any of the Collateral or any transaction which gave rise thereto.

            (c) To the extent the granting of a Security Interest in any contract rights of the Borrower would, with or without the giving of notice or the passage of time or both, conflict with the contract giving rise to such rights or result in a default or loss of rights, or give rise to any right of termination, cancellation or acceleration, under such contract, the Borrower agrees to take any action, other than the payment of money, which the Secured Party may reasonably request in order to obtain any necessary consent of the parties to such contract to allow for the granting of a Security Interest in the rights arising thereunder. Failure to obtain such consent will not constitute a default under the Note or this Security Agreement; provided that Borrower agrees to use reasonable commercial efforts to do so.

         SECTION 3. Filing; Further Assurances. The Borrower, at its expense, will execute, deliver, file (in such manner and form as the Secured Party may reasonably require), or permit the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Borrower hereby appoints the Secured Party, which appointment is irrevocable and coupled with an interest, as its attorney-in-fact to execute in the name and on behalf of Borrower such additional financing statements as the Secured Party may reasonably request.

         SECTION 4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Secured Party that (a) this Security Agreement has been duly authorized, executed and delivered by the Borrower, and constitutes the Borrower's valid and legally binding obligation, enforceable against the Borrower in accordance with its terms, and (b) the Collateral is free and clear of any Liens other than the Lien created by the Financing Documents.

         SECTION 5. Covenants of the Borrower. The Borrower hereby covenants and agrees with the Secured Party that it:

            (a) will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein senior to that of the Secured Party;

            (b) will promptly, in accordance with its normal business practices, pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent otherwise permitted by the Loan Agreement, the Note or the Secured Party;

            (c) will immediately notify the Secured Party of any event which affects the value of the Collateral, the ability of the Borrower or the Secured Party to dispose of the Collateral, the ability of the Borrower to repay the Loans, or the rights and remedies of the Secured Party with regard to the Loans or the Collateral;

            (d) will have and maintain insurance on the Collateral in such amounts as is commercially reasonable;

            (e) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein (other than the sale of inventory, or licensing in the ordinary course of business), without the written consent of the Secured Party, which consent shall not be unreasonably withheld;

            (f) will keep the Collateral free from any adverse Lien and will not waste or destroy the Collateral or any material part thereof;

            (g) will not knowingly use the Collateral in violation of any statute or ordinance, the violation of which could materially impair the value of the Collateral; and

            (h) will immediately notify the Secured Party of any change in the location of the Collateral or the Borrower's name, location or corporate structure.

         SECTION 6. Records Relating to Collateral. The Borrower will keep its records concerning the Collateral at its address indicated on the signature page hereof or at such other place or places of which the Secured Party shall have been notified in writing upon no less than ten (10) days advance written notice. The Borrower will hold and preserve such records and will permit, upon reasonable advance notice, representatives of the Secured Party, during normal business hours without disrupting Borrower's business, to examine, inspect and make abstracts from such records and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request; provided, however, that the Secured Party and its representatives shall keep such abstracts, records, information and reports confidential.

         SECTION 7. Rights and Remedies. (a) Upon the occurrence of any Insolvency Event or Event of Default, such default not having previously been remedied or waived, the Secured Party shall have the following rights and remedies:

                           (i) The right, at its option, by written notice to the Borrower, to declare the entire unpaid balance of the Note to be immediately due and payable and thereupon such amount together with all costs, fees and expenses incurred in connection therewith, shall be immediately due and payable,

                           (ii) All rights and remedies provided by law, including, without limitation, those provided by the UCC.

                           (iii)    The right to take possession of the
                                    Collateral and, in addition thereto, the right to enter upon any premises, during normal business hours, on which the Collateral or any part thereof may be situated, without notice, and remove the same therefrom, and to complete any uncompleted inventory in the process of completion. The Secured Party may require the Borrower to make the Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is convenient to the Secured Party.

                             (iv) Sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Borrower at least ten (10) days' prior written notice at the address of the Borrower set forth above (or at such other address or addresses as the Borrower shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition.

                                    After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the remaining proceeds of any such sale or disposition shall be applied to the payment of the Obligations in such order of priority as the Secured Party shall determine and any surplus shall be returned to the Borrower or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Borrower). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Obligations in full, the Borrower will be liable for the deficiency, together with interest thereon at the highest rate of interest provided in the Note, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements. The Secured Party shall have the right upon any public sale, and to the extent permitted by law in any private sale, to purchase for its own benefit the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Borrower, which right or equity is hereby waived and released by the Borrower.

                           (v) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Party against all or any part of the Obligations in such order as the Secured Party may elect.

            (b) The Borrower hereby appoints, which appointment is irrevocable and coupled with an interest, the Secured Party its lawful attorney with full power of substitution, in its name, for the sole use and benefit of the Secured Party, but at the Borrower's expense, to exercise, all or any of the foregoing powers with respect to all or any of the Collateral following an Event of Default or an Insolvency Event.

            (c) All rights and remedies available to the Secured Party pursuant to the provisions of this Security Agreement, applicable law and otherwise are cumulative, not exclusive, and enforceable alternatively, successively and/or concurrently by Secured Party.

         SECTION 8. Expenses; Secured Party's Lien. The Borrower will forthwith upon demand pay to the Secured Party:

            (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interest (including any applicable transfer and personal property taxes but excluding taxes in respect of the Secured Party's income, profits and business activities) or to free any of the Collateral from any Lien thereon; and

            (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in their employ, which the Secured Party may incur in connection with (i) the collection, sale or other disposition of any of the Collateral,
(ii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, or (iii) any default on the part of the Borrower hereunder.

         SECTION 9. Termination of Security Interest; Release of Collateral. Upon the final and full repayment and performance of all the Obligations, the Security Interest shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination of the Security Interest or release of Collateral, the Secured Party, at the Borrower's expense, will execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interest or the release of such Collateral, as the case may be.

         SECTION 10. Notices. All notices, demands and other communications pursuant hereto shall be given to the parties in accordance with Section 10(d) of the Loan Agreement.

         SECTION 11.  Miscellaneous.

            (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. Such amendment, waiver, or discharge shall be effective only in the specific instance and for the specific purpose for which given.

            (b) This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to any principles of conflicts of laws.

            (c) This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Security Agreement.

            (d) The Borrower hereby agrees to execute and deliver such further instruments and documents as may be reasonably requested by the Secured Party in order to carry out fully the intent and accomplish the purposes of this Security Agreement. The Borrower agrees to take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Security Agreement including specifically, at the Borrower's own cost and expense, the use of diligent efforts to assist in obtaining the consent of any agency or governmental authority for an action or transaction contemplated by this Security Agreement which is then required by law.

            (e) If any provision of this Security Agreement shall be held invalid or unenforceable to any extent in any jurisdiction, such invalidity or unenforceability shall attach only to such provision (or such portion thereof, if less than the full provision) in such jurisdiction and shall not in any manner affect such provision or render it invalid or unenforceable in any other jurisdiction or affect any other provision of this Security Agreement in any jurisdiction.

            (f) This Security Agreement is separate, distinct and in addition to any liability and/or obligation that the Borrower may have under any other agreement executed by the Borrower in connection with the Loans.

            (g) In any action brought by the Secured Party under this Security Agreement, the Secured Party waives its right to a jury trial in connection therewith.

            (h) This Security Agreement shall be binding upon the respective successors and assigns of the Borrower and shall inure to the benefit of the Secured Party and its successors and assigns.


                        [Signatures appear on next page]

         IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto as of the day and year first above written.



                                               Secured Party:




                                               -------------------------
                                               Shlomie Morgenstern


                                               Borrower:

                                               DATABIT, INC.



                                               By:_________________________
                                                   Name: Alice Knoll
                                                   Title:  Treasurer

                                               Address:         200 Route 17
                                                                Mahwah, NJ 07403

                          EXHIBIT C - FORM OF GUARANTEE

                                    GUARANTEE

         In consideration of Shlomie Morgenstern ("Lender") making that one or more loans of up to an aggregate of $500,000 to Databit, Inc. pursuant to that certain Loan Agreement, dated as of the date hereof, by and between Databit Inc. and Lender (the "Loan Agreement") and the Note (as defined in the Loan Agreement), the undersigned does unconditionally guarantee to Lender the prompt payment of all sums to be paid under the Note (including, but not limited to all unpaid principal and accrued but unpaid interest thereon), together with the legal rate of judgement interest from the date of default and the reasonable costs of collection. This is a guarantee of payment, not of collection. The undersigned waives notice of any demand to which the undersigned might be entitled. Neither the changing of the terms or forms of the Note, nor the illegality thereof, nor the lack of diligence on any party in exercising any remedies against the undersigned shall release the undersigned from its absolute and unconditional liability hereunder.

         The undersigned shall pay or repay to Lender within thirty (30) days after receiving written demand for payment from Lender of any and all past due payments and accelerated payments in respect of the Note as specified in such written demand.

         This Guarantee shall remain in full force and effect until the earlier of (i) the date on which this Guarantee is terminated pursuant to a written agreement between the undersigned and Lender, or (ii) the date on which (A) the Note has been irrevocably paid and satisfied in full, or (B) the undersigned has irrevocably satisfied and discharged all of its duties, obligations, and liabilities hereunder.

         The undersigned shall not assign this guarantee or delegate any of its duties hereunder without the express written consent of Lender.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws). This writing is the complete and exclusive statement of the terms of this Guarantee and supersedes all prior oral or written representations, understandings, and agreements between Lender and the undersigned with respect to the subject matter hereof.

         All notices (including demands for payment hereunder) and other communications under this Guarantee must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile transmission (with written confirmation of receipt), provided that a copy is also mailed to such party, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested) or by certified mail (return receipt requested), in the case of the undersigned to the appropriate address and facsimile number set forth below in this Guarantee and in the case of Lender to the appropriate address and facsimile number set forth in the Loan Agreement (or to such other addresses and facsimile numbers as the undersigned and Lender may designate to one another).

         IN WITNESS WHEREOF, the undersigned has duly signed this Guarantee on this 22nd day of March, 2005.


                                                DATA SYSTEMS & SOFTWARE INC.


                                                By:__________________________
                                                Name:  Yacov Kaufman
                                                Title:  Chief Financial Officer
                                                200 Route 17 South
                                                Mahwah, New Jersey 07430
                                                Facsimile: 201-529-3163

                                      -2-